EXHIBIT 10.4

LOAN DOCUMENT MODIFICATION AGREEMENT (No. 1)

LOAN DOCUMENT MODIFICATION AGREEMENT (NO. 1) dated as of April 29, 2002 by and among LIONBRIDGE TECHNOLOGIES HOLDINGS B.V. and LIONBRIDGE TECHNOLOGIES B.V., each a limited liability company incorporated under the laws of the Netherlands, LIONBRIDGE TECHNOLOGIES IRELAND, an unlimited company incorporated under the laws of Ireland (collectively, the “Borrowers”), and SILICON VALLEY BANK (the “Bank”), a California chartered bank with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054, and with a loan production office located at One Newton Executive Park, 2221 Washington Street, Suite 200, Newton, Massachusetts 02462, doing business under the name “Silicon Valley East”.

Reference to Existing Loan Documents.
Reference is made to that certain Loan Agreement dated as of June 28, 2001 between the Bank and the Borrowers (with the attached schedules and exhibits, the “Loan Agreement”) and the Loan Documents referred to therein, including without limitation, that certain Promissory Note of the Borrowers dated as of June 28, 2001 in the principal amount of U.S. $6,000,000 (the “Note”). Unless otherwise defined herein, capitalized terms used in this Agreement shall have the same respective meanings as set forth in the Loan Agreement.

Effective Date.
This Agreement shall become effective as of April 29, 2002 (the “Effective Date”), provided that the Bank shall have received the following on or before such date and provided further, that in no event shall this Agreement become effective until signed by an officer of the Bank in California:

two copies of this Agreement, duly executed by all of the Borrowers, with the attached Consent of Lionbridge Technologies, Inc. (“LTI”), duly executed thereby;
an Allonge to the Note in the form attached hereto as Exhibit A, duly executed by all of the Borrowers (the “Allonge”);
a certificate of the Secretary or other appropriate officer of each Borrower, certifying (i) that the resolutions of its Board of Directors attached to such certificate, authorizing execution and delivery of this Agreement and the Allonge, have been duly authorized, (ii) that the charter and other organizational documents of such Borrower delivered to the Bank on June 28, 2001 remain in effect and have not been amended or modified in any respect, and (iii) as to the identity of officer(s) authorized to execute this Agreement and the Allonge and to take all other actions contemplated hereby and thereby, and providing signature specimens of such officer(s);
the Guarantee Modification Document (No. 1) in the form attached hereto as Exhibit B, duly executed by LTI, with the attached Consent of the Borrowers, duly executed thereby; and
a certificate of recent date issued by the Secretary of State of Delaware, certifying as to the legal existence and good standing of LTI in such state.
By the signature of its authorized officer below, each Borrower hereby represents that as of the Effective Date, (i) except as modified on Schedule A attached hereto, the representations of such Borrower set forth in the Loan Documents (including those contained in the Loan Agreement, as amended by this Agreement) are true and correct as if made on and as of the Effective Date, (ii) such Borrower has no defenses against the obligations to pay any amounts under the Loan Agreement and the other Loan Documents, and (iii) no Default, other than LTI’s failure to comply with the tangible net worth requirement for the months ended November 30 and December 31, 2001, and January 31, February 28 and March 31, 2002, as set forth in Section 13(b) of the Guarantee, has occurred and is continuing.

Description of Changes in Terms.
As of the Effective Date, the Loan Agreement is modified in the following respects:

Section 8 to the Loan Agreement is hereby amended by inserting immediately prior to the penultimate sentence of the definition of “Eligible Receivables” therein, the following sentence:
“Notwithstanding the foregoing and without limiting the discretion of Silicon to determine eligibility for borrowing, if a Deed of Pledge or similar instrument in form and substance satisfactory to Silicon has not been executed on or before April 30, 2002 by all banks or other financial institutions at which Lionbridge Technologies B.V. and Lionbridge Technologies Holdings B.V. maintain deposit account(s) (or otherwise deposit cash and/or similar liquid assets), pursuant to which such bank or financial institution shall agree, inter alia, to comply with written instructions by Silicon with respect to such deposits and waive all rights of pledge, recoupment, set-off or suspension of performance with respect thereto, then all Receivables of such Borrowers shall be deemed ineligible for borrowing until such time as such Borrowers have complied with such requirement.”

The Schedule (attached) to the Loan Agreement is hereby amended and restated in its entirety by substituting therefor Exhibit 1 attached hereto.
Continuing Validity.
Upon the effectiveness hereof, each reference in each Loan Document to “the Loan Agreement”, “thereunder”, “thereof”, “therein”, or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement, as amended hereby. Except as specifically set forth above, the Loan Agreement shall remain in full force and effect and is hereby ratified and confirmed. Each of the other Loan Documents is in full force and effect and is hereby ratified and confirmed. The amendments set forth above (i) do not constitute a waiver or modification of any term, condition or covenant of the Loan Agreement or any other Loan Document, other than as expressly set forth herein, and (ii) shall not prejudice any rights which the Bank may now or hereafter have under or in connection with the Loan Agreement, as modified hereby, or the other Loan Documents and shall not obligate the Bank to assent to any further modifications.

Miscellaneous.
This Agreement may be signed in one or more counterparts each of which taken together shall constitute one and the same document.
THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.
EACH BORROWER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE COMMONWEALTH OF MASSACHUSETTS IN ANY ACTION, SUIT, OR PROCEEDING OF ANY KIND AGAINST IT WHICH ARISES OUT OF OR BY REASON OF THIS AGREEMENT; PROVIDED, HOWEVER, THAT IF FOR ANY REASON THE BANK CANNOT AVAIL ITSELF OF THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS, THEN VENUE SHALL LIE IN SANTA CLARA COUNTY, CALIFORNIA.
The Borrowers agree, on a joint and several basis, to promptly pay on demand all costs and expenses of the Bank in connection with the preparation, reproduction, execution and delivery of this Agreement and the other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of Sullivan & Worcester, special counsel for the Bank with respect thereto.
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IN WITNESS WHEREOF, the Bank and the Borrowers have caused this Loan Document Modification Agreement (No. 1) to be signed under seal by their respective duly authorized officers as of the date set forth above.

SILICON VALLEY EAST, A DIVISION OF SILICON VALLEY BANK

By:
Name: John D. Gaziano, Jr. Title: Senior Relationship Manager

SILICON VALLEY BANK

By:
Name: Title: (signed in Santa Clara, CA)

LIONBRIDGE TECHNOLOGIES HOLDINGS B.V.

By:
Name: Rory J. Cowan Title: Managing Director

LIONBRIDGE TECHNOLOGIES B.V.

By:
Name: Rory J. Cowan Title: Managing Director

LIONBRIDGE TECHNOLOGIES IRELAND

By:
Name: Rory J. Cowan Title: Managing Director